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                                                                   Exhibit 23(b)

                         Consent of Independent Auditors

The Board of Directors
AMBI Inc.:

     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                  /s/ KPMG LLP


Stamford, Connecticut
March 5, 1999